UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 31, 2009

Popular, Inc.

(Exact name of registrant as specified in its charter)

Puerto Rico	001-34084	66-0667416
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

209 Muñoz Rivera Ave., Popular Center Building, Hato Rey, Puerto Rico	00918
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 787-765-9800

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

As contemplated by its prospectus dated August 7, 2009, on August 31, 2009, Popular, Inc. (the “Corporation”) completed the mergers of BanPonce Trust I, Popular North America Capital Trust I, Popular Capital Trust I and Popular Capital Trust II into New BanPonce Trust I, New Popular North America Capital Trust I, New Popular Capital Trust I and New Popular Capital Trust II, respectively. In the mergers, the Trust Preferred Securities and Trust Common Securities issued by each trust were automatically converted into Trust Preferred Securities and Trust Common Securities of the corresponding new trust, and each new trust changed its name to the name of the corresponding existing trust. The trust agreement of each new trust permits the Corporation or any of its affiliates to exchange Trust Preferred Securities (and a pro rata amount of Trust Common Securities) they hold for debentures having a principal amount equal to the liquidation amount of the Trust Preferred Securities and Trust Common Securities exchanged. Immediately following the mergers, the Corporation exchanged the Trust Preferred Securities it accepted in the Exchange Offer, together with a pro rata portion of the Trust Common Securities of each new trust, for debentures held by the new trusts, and immediately surrendered those debentures for cancellation to the trustees under the respective indentures under which they were issued. As a result of the these transactions, the aggregate liquidation amount of Trust Preferred Securities now outstanding for each new trust is as follows: BanPonce Trust I ($52,865,000); Popular North America Capital Trust I ($91,651,000); Popular Capital Trust I ($181,063,250); and Popular Capital Trust II ($101,023,075). The mergers did not affect adversely the rights of the holders of the Trust Preferred Securities.

In connection with the mergers, the Corporation entered into a new guarantee agreement with respect to each new trust pursuant to which it has agreed to guarantee, on a junior subordinated basis, payments on the Trust Preferred Securities to the extent the new trust shall have funds on hand available therefor when such payments are due.

The amended and restated trust agreement of each new trust and the related Guarantee Agreement, as well as a supplemental indenture with respect to the series of debentures held by each new trust, are filed herewith and are hereby incorporated by reference to this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

4.1	Supplemental Indenture, dated as of August 31, 2009, among Popular North America, Inc., as Issuer, Popular, Inc., as Guarantor, and The Bank of New York Mellon (with respect to the Debentures held by BanPonce Trust I).

4.2	Supplemental Indenture, dated as of August 31, 2009, among Popular North America, Inc., as Issuer, Popular, Inc., as Guarantor, and The Bank of New York Mellon (with respect to the Debentures held by Popular North America Capital Trust I).

4.3	Supplemental Indenture, dated as of August 31, 2009, between Popular, Inc., as Issuer, and The Bank of New York Mellon (with respect to the Debentures held by Popular Capital Trust I).

4.4	Supplemental Indenture, dated as of August 31, 2009, between Popular, Inc., as Issuer, and The Bank of New York Mellon (with respect to the Debentures held by Popular Capital Trust II).

4.5	Amended and Restated Trust Agreement of BanPonce Trust I, dated as of August 31, 2009, among Popular North America, Inc., as Depositor, Popular, Inc., as Guarantor, The Bank of New York Mellon, as Property Trustee, BNY Mellon Trust of Delaware, as Delaware trustee, the Administrative Trustees named therein, and the several Holders, as defined therein.

4.6	Amended and Restated Trust Agreement of Popular North America Capital Trust I, dated as of August 31, 2009, among Popular North America, Inc., as Depositor, Popular, Inc., as Guarantor, The Bank of New York Mellon, as Property Trustee, BNY Mellon Trust of Delaware, as Delaware trustee, the Administrative Trustees named therein, and the several Holders, as defined therein.

4.7	Amended and Restated Declaration of Trust and Trust Agreement of Popular Capital Trust I, dated as of August 31, 2009, among Popular, Inc., as Depositor, The Bank of New York Mellon, as Property Trustee, BNY Mellon Trust of Delaware, as Delaware trustee, the Administrative Trustees named therein, and the several Holders, as defined therein.

4.8	Amended and Restated Declaration of Trust and Trust Agreement of Popular Capital Trust II, dated as of August 31, 2009, among Popular, Inc., as Depositor, The Bank of New York Mellon, as Property Trustee, BNY Mellon Trust of Delaware, as Delaware trustee, the Administrative Trustees named therein, and the several Holders, as defined therein.

4.9	Guarantee Agreement, dated as of August 31, 2009, by and among Popular North America, Inc., as Guarantor, Popular, Inc., as Additional Guarantor and The Bank of New York Mellon, as Guarantee Trustee, relating to BanPonce Trust I.

4.10	Guarantee Agreement, dated as of August 31, 2009, by and among Popular North America, Inc., as Guarantor, Popular, Inc., as Additional Guarantor and The Bank of New York Mellon, as Guarantee Trustee, relating to Popular North America Capital Trust I.

4.11	Guarantee Agreement, dated as of August 31, 2009, between Popular, Inc., as Guarantor and The Bank of New York Mellon, as Guarantee Trustee, relating to Popular Capital Trust I.

4.12	Guarantee Agreement, dated as of August 31, 2009, between Popular, Inc., as Guarantor and The Bank of New York Mellon, as Guarantee Trustee, relating to Popular Capital Trust II.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Popular, Inc.

September 3, 2009	By:	/s/ Ileana Gonzalez
Name: Ileana Gonzalez
Title: Senior Vice President and Comptroller

Exhibit Index

Exhibit No.	Description

4.1	Supplemental Indenture, dated as of August 31, 2009, among Popular North America, Inc., as Issuer, Popular, Inc., as Guarantor, and The Bank of New York Mellon (with respect to the Debentures held by BanPonce Trust I).*

4.2	Supplemental Indenture, dated as of August 31, 2009, among Popular North America, Inc., as Issuer, Popular, Inc., as Guarantor, and The Bank of New York Mellon (with respect to the Debentures held by Popular North America Capital Trust I).*

4.3	Supplemental Indenture, dated as of August 31, 2009, between Popular, Inc., as Issuer, and The Bank of New York Mellon (with respect to the Debentures held by Popular Capital Trust I).*

4.4	Supplemental Indenture, dated as of August 31, 2009, between Popular, Inc., as Issuer, and The Bank of New York Mellon (with respect to the Debentures held by Popular Capital Trust II).*

4.5	Amended and Restated Trust Agreement of BanPonce Trust I, dated as of August 31, 2009, among Popular North America, Inc., as Depositor, Popular, Inc., as Guarantor, The Bank of New York Mellon, as Property Trustee, BNY Mellon Trust of Delaware, as Delaware trustee, the Administrative Trustees named therein, and the several Holders, as defined therein.*

4.6	Amended and Restated Trust Agreement of Popular North America Capital Trust I, dated as of August 31, 2009, among Popular North America, Inc., as Depositor, Popular, Inc., as Guarantor, The Bank of New York Mellon, as Property Trustee, BNY Mellon Trust of Delaware, as Delaware trustee, the Administrative Trustees named therein, and the several Holders, as defined therein.*

4.7	Amended and Restated Declaration of Trust and Trust Agreement of Popular Capital Trust I, dated as of August 31, 2009, among Popular, Inc., as Depositor, The Bank of New York Mellon, as Property Trustee, BNY Mellon Trust of Delaware, as Delaware trustee, the Administrative Trustees named therein, and the several Holders, as defined therein.*

4.8	Amended and Restated Declaration of Trust and Trust Agreement of Popular Capital Trust II, dated as of August 31, 2009, among Popular, Inc., as Depositor, The Bank of New York Mellon, as Property Trustee, BNY Mellon Trust of Delaware, as Delaware trustee, the Administrative Trustees named therein, and the several Holders, as defined therein.*

4.9	Guarantee Agreement, dated as of August 31, 2009, by and among Popular North America, Inc., as Guarantor, Popular, Inc., as Additional Guarantor and The Bank of New York Mellon, as Guarantee Trustee, relating to BanPonce Trust I.*

4.10	Guarantee Agreement, dated as of August 31, 2009, by and among Popular North America, Inc., as Guarantor, Popular, Inc., as Additional Guarantor and The Bank of New York Mellon, as Guarantee Trustee, relating to Popular North America Capital Trust I.*

4.11	Guarantee Agreement, dated as of August 31, 2009, between Popular, Inc., as Guarantor and The Bank of New York Mellon, as Guarantee Trustee, relating to Popular Capital Trust I.*

4.12	Guarantee Agreement, dated as of August 31, 2009, between Popular, Inc., as Guarantor and The Bank of New York Mellon, as Guarantee Trustee, relating to Popular Capital Trust II.*

*	Filed herewith.